UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) of the SECURITIES EXCHANGE ACT OF 1934

Date of Event Requiring Report: February 6, 2009

TRUE PRODUCT ID, INC.
(Exact name of registrant as specified in its charter)

DELAWARE
(State or other jurisdiction of incorporation or organization)

000-29249	16-1499611
(Commission File Number)	(IRS Employer Identification Number)

Michael J. Antonoplos, President

1615 Walnut Street, 3rd Floor, Philadelphia, PA
(Address of principal executive offices)

(610) 608-9300
(Registrant’s telephone number, including area code)

N/A
(Former Name or Former Address, If Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 5.02          Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On February 6, 2009, the Company appointed Charles Rufai as the new Chief Accounting Officer replacing Michael J. Antonoplos.

Charles Rufai, 47, has over 21 years experience in accounting and finance. He has held positions as Financial Reporting Manager, Corporate Treasurer and Corporate Controller.  His experience has spanned the fields of Insurance, Banking, Real Estate, Asset Management and Certified Public Accounting; and has been with both publicly and privately held companies.  He also has extensive internal and external audit experience. Charles has a BS degree in Accounting and he is a Certified Public Accountant in New York.

 Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned thereunto duly authorized

TRUE PRODUCT ID, INC.

Signature	Date

By: /s/ Michael J. Antonoplos	February 6, 2009
Name: Michael J. Antonoplos
Title: President of True Product ID, Inc.